UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 1, 2012

Brookline Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Commission file number: 0-23695

Delaware (State or other jurisdiction of incorporation or organization)	04-3402944 (I.R.S. employer identification no.)

160 Washington Street, Brookline, Massachusetts 02445-0469
(Address of principal executive offices, including zip code)

(617) 730-3500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported in a Current Report on Form 8-K filed on January 3, 2012 (the “Initial Form 8-K”), Brookline Bancorp, Inc. (“Brookline”) completed the acquisition of Bancorp Rhode Island, Inc. (“BancorpRI”) on January 1, 2012. On March 20, 2012, Brookline filed Amendment No. 1 on Form 8-K/A to the Initial Form 8-K (“Amendment No. 1”) to amend Item 9.01 to include the financial information required under parts (a) and (b) of Item 9.01. Brookline is filing this Amendment No. 2 on Form 8-K/A to make the following corrections to the financial information attached as Exhibit 99.2 to Amendment No. 1: (i) the calculation of Goodwill in footnote (4) has been corrected to support the Goodwill figure in the unaudited pro forma combined condensed consolidated statement of financial condition as of December 31, 2011; (ii) references to footnotes (13) through (18) in the preliminary unaudited pro forma combined condensed consolidated statement of financial condition as of December 31, 2011 have been revised in order to correspond with the correct footnote text; (iii) references to “pro forma financial statements” have been revised to refer to “preliminary pro forma financial statements”; (iv) certain rounding errors and totals have been corrected; (v) the information contained in “Note A – Basis of Presentation” has been modified slightly to include additional language; and (vi) January 1, 2011 has been inserted as the assumed date of the merger to clarify the period covered by the preliminary unaudited pro forma combined condensed consolidated statement of financial condition.

Except as described above, and as described in the First Amended Form 8-K, no other changes have been made to the Initial Form 8-K.

Item 9.01               Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The following financial statements of BancorpRI, including all notes thereto and management’s statement of responsibility, are hereby incorporated by reference to Part II, Item 8 and Item 9A, respectively, of BancorpRI’s Annual Report on 10-K filed on March 15, 2011:

(i)            Consolidated Balance Sheets at December 31, 2010 and 2009;

(ii)           Consolidated Statements of Operations for the years ended December 31, 2010, 2009, and 2008;

(iii)          Consolidated Statements of Changes in Shareholders’ Equity for the years ended December 31, 2010, 2009, and 2008; and

(iv)          Consolidated Statements of Cash Flows for the years ended December 31, 2010, 2009, and 2008.

All other financial statements required by this Item 9.01 appear as Exhibit 99.1 to this report:

(b)           Pro Forma Financial Information

The pro forma financial information required by Item 9.01 appear as Exhibit 99.2 to this report.

(c)                                  Required Exhibits

The following Exhibits listed are filed herewith or incorporated herein by reference to other filings.

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP

23.2	Consent of KPMG LLP

99.1	Audited Consolidated Financial Statements of Bancorp Rhode Island, Inc. as of December 31, 2011 and 2010

99.2	Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2012	BROOKLINE BANCORP, INC.

	By:	/s/ Julie A. Gerschick
Julie A. Gerschick
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP

23.2	Consent of KPMG LLP

99.1	Audited Consolidated Financial Statements of Bancorp Rhode Island, Inc. as of December 31, 2011 and 2010

99.2	Pro Forma Financial Information